Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AA1
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS INTL
Underwriters
DBSI, Wachovia, ING Financial
Jefferies
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 11% 5/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering sold to QIBs
315,000,000
105,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
315,000,000
105,000,000
250,000,000
Public offering price
 $ 100.00
 $ 100.00
 $ 100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
1.38%
Rating
B2/B
B1/B+
B3/B-
Current yield
11.00%
9.00%
7.50%
Benchmark vs Spread (basis points)
703 bp
497 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
310,000
 $310,000
0.10%
3.00%
1.85%
6/30/2005
SVS I Bond Portfolio
Boston
65,000
 $65,000
0.02%
3.00%
1.75%
6/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
12,870,000
 $12,870,000
4.09%
3.00%
2.92%
6/30/2005
Scudder High Income Trust
Chicago
1,400,000
 $1,400,000
0.44%
3.00%
3.90%
6/30/2005
Scudder Multi-Market Income Trust
Chicago
705,000
 $705,000
0.22%
3.00%
4.58%
6/30/2005
Scudder Strategic Income Fund
Chicago
945,000
 $945,000
0.30%
3.00%
1.41%
6/30/2005
Scudder Strategic Income Trust
Chicago
160,000
 $160,000
0.05%
3.00%
4.69%
6/30/2005
Scudder Total Return Fund
Chicago
1,140,000
 $1,140,000
0.36%
3.00%
2.62%
6/30/2005
SVS II High Income Portfolio
Chicago
2,075,000
 $2,075,000
0.66%
3.00%
2.83%
6/30/2005
SVS II Strategic Income Portfolio
Chicago
200,000
 $200,000
0.06%
3.00%
1.52%
6/30/2005
SVS II Total Return Portfolio
Chicago
345,000
 $345,000
0.11%
3.00%
2.71%
6/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
285,000
 $285,000
0.09%
3.00%
2.01%
6/30/2005
New York Funds







Scudder High Income Plus Fund
New York
775,000
 $775,000
0.25%
3.00%
3.18%
6/30/2005
Scudder PreservationPlus Income Fund
New York
130,000
 $21,275,000
0.04%
3.00%
0.96%
6/30/2005
Total

21,405,000
 $42,550,000
6.80%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AE3
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS
Underwriters
DBSI, Wachovia, ING
Jefferies & Co
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 12.75% 11/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering sold to QIBs
100,000,000
105,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
100,000,000
105,000,000
250,000,000
Public offering price
 $90.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.50%
1.38%
Rating
B3/B
B1/B+
B3/B-
Current yield
15.02%
9.00%
7.50%
Benchmark vs Spread (basis points)
1105 bp
497 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,545,000
 $2,290,500
2.55%
5.56%
2.92%
6/30/2005
Scudder High Income Trust
Chicago
275,000
 $247,500
0.28%
5.56%
3.90%
6/30/2005
Scudder Multi-Market Income Trust
Chicago
140,000
 $126,000
0.14%
5.56%
4.58%
6/30/2005
Scudder Strategic Income Fund
Chicago
190,000
 $171,000
0.19%
5.56%
1.41%
6/30/2005
Scudder Strategic Income Trust
Chicago
30,000
 $27,000
0.03%
5.56%
4.69%
6/30/2005
Scudder Total Return Fund
Chicago
225,000
 $202,500
0.23%
5.56%
2.62%
6/30/2005
SVS II High Income Portfolio
Chicago
410,000
 $369,000
0.41%
5.56%
2.83%
6/30/2005
SVS II Strategic Income Portfolio
Chicago
40,000
 $36,000
0.04%
5.56%
1.52%
6/30/2005
SVS II Total Return Portfolio
Chicago
70,000
 $63,000
0.07%
5.56%
2.71%
6/30/2005
New York Funds







Scudder High Income Plus Fund
New York
415,000
 $373,500
0.42%
5.56%
3.18%
6/30/2005
Total

4,340,000
 $3,906,000
4.34%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
020002AS0
59156RAJ7
37247DAB2
Issuer
ALLSTATE CORP
METLIFE INC
GENWORTH FINANCIAL INC
Underwriters
Goldman Sachs, Merrill Lynch, BoA, JP
Morgan, Lehman Brothers, Morgan Stanley,
Bank of New York, Citigroup, CSFB, DBSI,
Piper Jaffray, UBS Wells Fargo
BoA, Citigroup, DBSI, HSBC, Ramirez,
Wachovia
Citigroup, DBSI, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ALL 5.55% 5/9/2035
MET 6.375% 6/15/2034
GNW 6.5% 6/15/2034
Is the affiliate a manager or co-manager of offering?
Jr. Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/4/2005
5/26/2004
6/9/2004
Total amount of offering sold to QIBs
800,000,000
750,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
800,000,000
750,000,000
300,000,000
Public offering price
 $99.51
 $99.47
 $98.74
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
A1/A+
A2/A
A2/A
Current yield
5.58%
6.42%
6.60%
Benchmark vs Spread (basis points)
99 bp
103 bp
105 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
4,130,000
 $4,109,680
0.52%
3.99%
1.77%
6/30/2005
SVS I Bond Portfolio
Boston
220,000
 $218,918
0.03%
3.99%
1.60%
6/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
4,280,000
 $4,258,942
0.54%
3.99%
2.04%
6/30/2005
SVS II Total Return Portfolio
Chicago
1,025,000
 $1,019,957
0.13%
3.99%
2.19%
6/30/2005
Total

9,655,000
 $9,607,497
1.21%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
06738C828
4042Q1AA5
46627NAA3
Issuer
BARCLAYS BANK PLC
HSBC BANK USA
JP MORGAN CPAITAL XV
Underwriters
Barclays Capital, BNP Paribas, Citigroup,
CSFB, Goldman Sachs, JP Morgan, Merrill
Lynch, Morgan Stanley, UBS, DBSI, Wachovia
HSBC
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BACR 6.278% 12/15/2034
HSBC 5.875% 11/1/2034
JPM 5.875% 3/15/2035
Is the affiliate a manager or co-manager of offering?
Jr. Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2005
10/18/2004
3/10/2005
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,000,000,000
1,000,000,000
Public offering price
 $100.00
 $99.47
 $99.41
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
1.00%
Rating
Aa3/A+
Aa3/A+
A-/A
Current yield
6.28%
5.91%
5.92%
Benchmark vs Spread (basis points)
200 bp
100 bp
140 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,530,000
 $1,530,000
0.15%
2.20%
0.22%
6/30/2005
SVS I Bond Portfolio
Boston
340,000
 $340,000
0.03%
2.20%
0.00%
6/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,360,000
 $1,360,000
0.14%
2.19%
-0.22%
6/28/2005
SVS II Fixed Income Portfolio
Chicago
720,000
 $720,000
0.07%
2.20%
0.00%
6/30/2005
SVS II Total Return Portfolio
Chicago
410,000
 $410,000
0.04%
2.20%
-0.09%
6/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
730,000
 $730,000
0.07%
2.20%
0.30%
6/30/2005
New York Funds







Scudder Fixed Income fund
New York
2,710,000
 $2,710,000
0.27%
2.20%
0.07%
6/30/2005
Scudder Lifecycle Long Range Fund
New York
610,000
 $610,000
0.06%
2.20%
-0.14%
6/30/2005
Scudder Lifecycle Mid Range Fund
New York
40,000
 $40,000
0.00%
2.20%
-0.01%
6/30/2005
Scudder Lifecycle Short Range Fund
New York
20,000
 $20,000
0.00%
2.20%
0.10%
6/30/2005
Total

8,470,000
 $8,470,000
0.85%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
15101QAC2
87922RAD4
800907AG2
Issuer
CELESTICA INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
BoA, Citigroup, DBSI, CIBC, Keybank, RBC
Capital, Scotia Capital, Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CLS 7.625% 7/1/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
250,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
300,000,000
400,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.75%
2.00%
Rating
B2/B
B-/B-
B1/B
Current yield
7.63%
10.00%
6.75%
Benchmark vs Spread (basis points)
370 bp
756 bp
368 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
45,000
 $45,000
0.02%
0.15%
0.00%
6/16/2005
SVS I Bond Portfolio
Boston
10,000
 $10,000
0.00%
0.13%
0.00%
6/16/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,430,000
 $2,430,000
0.97%
0.15%
0.00%
6/16/2005
Scudder High Income Trust
Chicago
265,000
 $265,000
0.11%
0.15%
0.00%
6/16/2005
Scudder Multi-Market Income Trust
Chicago
135,000
 $135,000
0.05%
0.15%
0.00%
6/16/2005
Scudder Strategic Income Fund
Chicago
180,000
 $180,000
0.07%
0.15%
0.00%
6/16/2005
Scudder Strategic Income Trust
Chicago
30,000
 $30,000
0.01%
0.17%
0.00%
6/16/2005
Scudder Total Return Fund
Chicago
215,000
 $215,000
0.09%
0.15%
0.00%
6/16/2005
SVS II High Income Portfolio
Chicago
430,000
 $430,000
0.17%
0.15%
0.00%
6/16/2005
SVS II Strategic Income Portfolio
Chicago
40,000
 $40,000
0.02%
0.16%
0.00%
6/16/2005
SVS II Total Return Portfolio
Chicago
65,000
 $65,000
0.03%
0.15%
0.00%
6/16/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
50,000
 $50,000
0.02%
0.16%
0.00%
6/16/2005
New York Funds







Scudder High Income Plus Fund
New York
390,000
 $390,000
0.16%
0.15%
0.00%
6/16/2005
Scudder PreservationPlus Income Fund
New York
30,000
 $4,285,000
0.01%
0.17%
0.00%
6/16/2005
Total

4,315,000
 $8,570,000
1.73%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
71644EAG7
65334HAE2
494550AT3
Issuer
PETRO-CANADA
NEXEN INC
KINDER MORGAN ENER PART
Underwriters
ABN Amro, DBSI
DBSI, Citigroup
Citigroup, Lehman Brothers, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PCACN 5.95% 5/15/2035
NXY 5.875% 3/10/2035
KMP 5.8% 3/15/2035
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or dealer from which purchased
ABN Amro
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/11/2005
3/7/2005
3/8/2005
Total amount of offering sold to QIBs
600,000,000
790,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
790,000,000
500,000,000
Public offering price
 $98.77
 $99.50
 $99.75
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
Baa2/BBB
Baa2/BBB-
Baa1/BBB+
Current yield
6.04%
5.91%
5.82%
Benchmark vs Spread (basis points)
149 bp
172 bp
137 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,600,000
 $1,580,384
0.27%
5.91%
1.85%
6/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,490,000
 $1,471,733
0.25%
5.91%
2.38%
6/30/2005
SVS II Fixed Income Portfolio
Chicago
680,000
 $671,663
0.11%
5.91%
1.54%
6/30/2005
New York Funds







Scudder Fixed Income Fund
New York
2,440,000
 $2,410,086
0.41%
5.91%
1.61%
6/30/2005
Total

6,210,000
 $6,133,865
1.04%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAL9
74913GAD7
62941FAE8
Issuer
QWEST CORPORATION
QWEST CORPORATION
NTL CABLE PLC
Underwriters
DBSI, Merrill Lynch, BoA, UBS
DBSI, Goldman Sachs, Lehman Brothers,
BoA, CSFB, Wachovia, BNY Capital,
Citigroup, Royal Bank of Scotland, Wells
Fargo
CSFB, DBSI, Goldman Sachs, Morgan
Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS FRN 6/15/2013
QUS 7.875% 9/1/2011
NTLI 0% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/8/2005
8/12/2004
4/2/2004
Total amount of offering sold to QIBs
750,000,000
825,000,000
100,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
825,000,000
100,000,000
Public offering price
 $100.00
 $98.68
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.50%
Rating
Ba3/BB-
Ba3/BB-
B3/B-
Current yield
6.67%
8.15%
8.65%
Benchmark vs Spread (basis points)
325 bp
336 bp
536 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
60,000
 $60,000
0.01%
2.38%
0.22%
6/30/2005
SVS I Bond Portfolio
Boston
15,000
 $15,000
0.00%
2.38%
0.14%
6/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,235,000
 $3,235,000
0.43%
2.38%
1.06%
6/30/2005
Scudder High Income Trust
Chicago
350,000
 $350,000
0.05%
2.38%
1.48%
6/30/2005
Scudder Multi-Market Income Trust
Chicago
180,000
 $180,000
0.02%
2.38%
1.51%
6/30/2005
Scudder Strategic Income Fund
Chicago
240,000
 $240,000
0.03%
2.38%
0.07%
6/30/2005
Scudder Strategic Income Trust
Chicago
40,000
 $40,000
0.01%
2.38%
1.59%
6/30/2005
Scudder Total Return Fund
Chicago
290,000
 $290,000
0.04%
2.38%
0.11%
6/30/2005
SVS II High Income Portfolio
Chicago
575,000
 $575,000
0.08%
2.38%
0.88%
6/30/2005
SVS II Strategic Income Portfolio
Chicago
50,000
 $50,000
0.01%
2.38%
0.09%
6/30/2005
SVS II Total Return Portfolio
Chicago
90,000
 $90,000
0.01%
2.38%
0.23%
6/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
65,000
 $65,000
0.01%
2.38%
0.35%
6/30/2005
New York Funds







Scudder High Income Plus Fund
New York
520,000
 $520,000
0.07%
2.38%
1.17%
6/30/2005
Scudder PreservationPlus Income Fund
New York
40,000
 $5,710,000
0.01%
2.38%
0.38%
6/30/2005
Total

5,750,000
 $11,420,000
0.77%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38259P508
690370101
05069A302
Issuer
GOOGLE INC
OVERSTOCK.COM
AUDIBLE INC
Underwriters
CSFB, Morgan Stanley, Allen & Co, Blaylock
& Partners, Capital Management, CIBC World
Markets, Citigroup, DBSI, JP Morgan, Lazard
Bank, Lehman Brothers, Loop Capital
Markets, MR Beal, Needham & Co, Piper
Jaffray, Siebert Capital Markets, Thomas
Weisel, UBS
Lehman Brothers, Legg Mason, Piper Jaffray,
WR Hambrecht, Avondale Partners, Pacific
Growth Equities
Citigroup, Adams Harkness & Hill, America's
Growth Capital, Kaufman Brothers, Merriman
Curhan Ford, ThinkEquity Partners
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
GOOG US
OSTK US
ADBL US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/14/2005
11/17/2004
11/17/2004
Total dollar amount of offering sold to QIBs
 $4,176,990,000
 $69,040,000
 $128,010,000
Total dollar amount of any concurrent public offering
 $-
 $-
 $-
Total
 $4,176,990,000
 $69,040,000
 $128,010,000
Public offering price
 $295.00
 $57.53
 $24.50
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
4.43%
2.88%
1.29%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago







Scudder Technology Fund
Chicago
40,500
 $11,947,500
0.29%
7.27%
-0.18%
9/30/2005
SVS II Technology Growth Portfolio
Chicago
6,400
 $1,888,000
0.05%
7.27%
-0.11%
9/30/2005
Total

46,900
 $13,835,500
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
026874AW7
571748AP7
59156RAN8
Issuer
AMERICAN INTERNATIONAL GROUP
MARSH & MCLENNAN
METLIFE INC
Underwriters
Citigroup, Lehman Brothers, Goldman Sachs,
DBSI, Morgan Stanley, UBS, JP Morgan,
Barclays
BoA, Citigroup, DBSI, Goldman Sachs, Merrill
Lynch, UBS, ABN Amro, Morgan Stanley,
Scotia Capital, Wells Fargo
BoA, DBSI, Goldman Sachs, JP Morgan,
Wachovia, ABN Amro, AG Edwards, BNP
Paribas, Guzman & Co, HSBC, Piper Jaffray,
Ramirez & Co, Raymond James, Siebert
Capital Markets, Toussant Capital Markets,
Wells Fargo, Williams Capital Group
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AIG 5.05% 10/1/2015
MMC 5.75% 9/15/2015
MET 5% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Co-Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/22/2005
9/13/2005
6/20/2005
Total amount of offering sold to QIBs
1,000,000,000
750,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
750,000,000
1,000,000,000
Public offering price
 $99.67
 $99.75
 $99.73
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.24%
0.45%
0.40%
Rating
Aa2/AA
Baa2/BBB
A2/A
Current yield
5.09%
5.78%
5.04%
Benchmark vs Spread (basis points)
80 bp
155 bp
85 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
3,400,000
 $
3,388,644
0.34%
-0.29%
-0.70%
9/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
2,900,000
 $2,890,314
0.29%
-0.29%
0.44%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
1,500,000
 $1,494,990
0.15%
-0.29%
-0.67%
9/30/2005
SVS II Total Return Portfolio
Chicago
900,000
 $896,994
0.09%
-0.29%
0.45%
9/30/2005
New York Funds







Scudder Fixed Income Fund
New York
5,700,000
 $5,680,962
0.57%
-0.29%
-0.48%
9/30/2005
Total

14,400,000
 $14,351,904
1.44%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
045056AA6
638588AD5
640096AA1
Issuer
ASHTEAD HOLDINGS PLC
NATIONSRENT INC
NEFF CORPORATION
Underwriters
Citigroup, DBSI, JP Morgan
Jefferies & Co.
CSFB
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AHTLN 8.625% 8/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2012
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
250,000,000
150,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
150,000,000
245,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B2/B
Caa1/B-
Caa1/B-
Current yield
8.63%
9.50%
11.25%
Benchmark vs Spread (basis points)
442 bp
446 bp
616 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
40,000
 $40,000
0.02%
2.03%
0.00%
7/21/2005
SVS I Bond Portfolio
Boston
10,000
 $10,000
0.00%
1.75%
0.00%
7/21/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,185,000
 $2,185,000
0.87%
2.03%
0.00%
7/21/2005
Scudder High Income Trust
Chicago
240,000
 $240,000
0.10%
2.03%
0.00%
7/21/2005
Scudder Multi-Market Income Trust
Chicago
120,000
 $120,000
0.05%
2.03%
0.00%
7/21/2005
Scudder Strategic Income Fund
Chicago
165,000
 $165,000
0.07%
2.05%
0.00%
7/21/2005
Scudder Strategic Income Trust
Chicago
30,000
 $30,000
0.01%
2.08%
0.00%
7/21/2005
Scudder Total Return Fund
Chicago
170,000
 $170,000
0.07%
2.02%
0.00%
7/21/2005
SVS II High Income Portfolio
Chicago
390,000
 $390,000
0.16%
2.04%
0.00%
7/21/2005
SVS II Strategic Income Portfolio
Chicago
35,000
 $35,000
0.01%
1.89%
0.00%
7/21/2005
SVS II Total Return Portfolio
Chicago
55,000
 $55,000
0.02%
2.05%
0.00%
7/21/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
40,000
 $40,000
0.02%
2.03%
0.00%
7/21/2005
New York Funds







Scudder High Income Plus Fund
New York
360,000
 $360,000
0.14%
2.03%
0.00%
7/21/2005
Scudder Limited Duration Plus
New York
20,000
 $20,000
0.01%
2.19%
0.00%
7/21/2005
Total

3,860,000
 $3,860,000
1.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
14985VAA9
983130AB1
682391AA5
Issuer
CCM MERGER INC.
WYNN RESORTS LTD.
HOOTERS CASINO HOTEL LAS VEGAS
Underwriters
DBSI, Merrill Lynch
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Jefferies, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MOTOR 8% 8/1/2013
WYNN 6.625% 12/1/2014
HOOTER 8.75% 4/1/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2005
11/22/2004
3/23/2005
Total amount of offering sold to QIBs
300,000,000
1,300,000,000
130,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
1,300,000,000
130,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.88%
2.00%
2.50%
Rating
B3/B-
B2/B+
B3/B-
Current yield
8.00%
6.63%
8.75%
Benchmark vs Spread (basis points)
389 bp
263 bp
466 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $10,000
0.00%
2.34%
0.15%
7/20/2005
Chicago Funds







Scudder High Income Fund
Chicago
560,000
 $560,000
0.19%
2.34%
0.18%
7/20/2005
Scudder High Income Trust
Chicago
60,000
 $60,000
0.02%
2.34%
0.00%
7/20/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $30,000
0.01%
2.34%
0.10%
7/20/2005
Scudder Strategic Income Fund
Chicago
40,000
 $40,000
0.01%
2.34%
0.21%
7/20/2005
Scudder Total Return Fund
Chicago
45,000
 $45,000
0.02%
2.34%
0.55%
7/20/2005
SVS II High Income Fund
Chicago
105,000
 $105,000
0.04%
2.34%
0.12%
7/20/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $10,000
0.00%
2.34%
0.18%
7/20/2005
SVS II Total Return Portfolio
Chicago
15,000
 $15,000
0.01%
2.34%
0.67%
7/20/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $10,000
0.00%
2.34%
0.15%
7/20/2005
New York







Scudder High Income Plus Fund
New York
90,000
 $90,000
0.03%
2.34%
0.18%
7/20/2005
Total

975,000
 $975,000
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BR7
165167BM8
165167BK2
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, Bear Stearns, CSFB, Lehman Brothers, UBS,
Citigroup, DBSI, Goldman Sachs, Morgan Stanley,
Wachovia, ABN Amro, Nesbitt Burns, BNP
Paribas, Bosc Inc, Calyon, Comerica, Fortis, Piper
Jaffray
BoA, CSFB, DBSI, Lehman Brothers, UBS, Bear
Stearns, BNP Paribas, Citigroup, Morgan Stanley,
ABN Amro, Bosc Inc, Calyon, Comerica, Fortis,
Harris Nesbitt, Piper Jaffray, RBC Dominion, RBS
Greenwich Capital
BoA, CSFB, DBSI, Lehman Brothers, UBS, Bear
Stearns, BNP Paribas, Citgroup, Comerica, Morgan
Stanley, Raymond James, RBC Capital Markets,
Suntrust, TD Waterhouse, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.5% 8/15/2017
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Senior Co-Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
4/13/2005
12/1/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
600,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
600,000,000
600,000,000
Public offering price
 $98.98
 $99.07
 $99.06
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.63%
1.75%
Rating
Ba2/BB-
Ba2/BB-
Ba2/BB-
Current yield
6.63%
6.75%
6.75%
Benchmark vs Spread (basis points)
230 bp
175 bp
189 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
725,000
 $717,583
0.12%
2.80%
0.21%
9/30/2005
SVS I Bond Portfolio
Boston
161,000
 $159,353
0.03%
2.80%
0.29%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,860,000
 $3,820,512
0.64%
2.80%
-0.46%
9/30/2005
Scudder High Income Trust
Chicago
420,000
 $415,703
0.07%
2.80%
-0.88%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
215,000
 $212,801
0.04%
2.80%
1.89%
9/30/2005
Scudder Strategic Income Fund
Chicago
275,000
 $272,187
0.05%
2.80%
0.35%
9/30/2005
Scudder Strategic Income Trust
Chicago
50,000
 $49,489
0.01%
2.80%
1.92%
9/30/2005
Scudder Total Return Fund
Chicago
818,000
 $809,632
0.14%
2.80%
-0.11%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
309,000
 $305,839
0.05%
2.80%
0.34%
9/30/2005
SVS II High Income Portfolio
Chicago
690,000
 $682,941
0.12%
2.80%
-0.49%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
60,000
 $59,386
0.01%
2.80%
0.44%
9/30/2005
SVS II Total Return Portfolio
Chicago
276,000
 $273,177
0.05%
2.80%
-0.18%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
222,000
 $219,729
0.04%
2.80%
0.05%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
640,000
 $633,453
0.11%
2.80%
-0.46%
9/30/2005
Scudder Lifecycle Long Range Fund
New York
268,000
 $265,258
0.04%
2.80%
0.23%
9/30/2005
Scudder Limited Duration Plus Fund
New York
35,000
 $34,642
0.01%
2.80%
0.58%
9/30/2005
Total

9,024,000
 $8,931,684
1.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171232AG6
125577AQ9
7591EPAA8
Issuer
CHUBB CORP
CIT GROUP INC
REGIONS FINANCIAL CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, Merrill Lynch
CSFB, DBSI, HSBC
Morgan Keegan, Morgan Stanley, Bear Stearns, JP
Morgan, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CB 4.934% 11/16/2007
CIT 4.75% 8/15/2008
RF 4.5% 8/8/2008
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
8/8/2005
8/3/2005
Total amount of offering sold to QIBs
599,532,380
300,000,000
350,000,000
Total amount of any concurrent public offering
0
0
0
Total
599,532,380
300,000,000
350,000,000
Public offering price
 $100.63
 $99.91
 $99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.30%
0.20%
Rating
A2/A
A2/A
A1/A
Current yield
4.65%
4.78%
4.54%
Benchmark vs Spread (basis points)
156 bp
55 bp
48 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,730,000
 $1,740,916
0.29%
-0.25%
0.21%
9/30/2005
SVS I Bond Portfolio
Boston
390,000
 $392,461
0.07%
-0.25%
0.29%
9/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,425,000
 $1,433,992
0.24%
-0.25%
-0.11%
9/30/2005
SVS II Total Return Portfolio
Chicago
480,000
 $483,029
0.08%
-0.25%
-0.18%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
405,000
 $407,556
0.07%
-0.25%
0.05%
9/30/2005
New York Funds







Scudder Short Duration Fund
New York
390,000
 $392,461
0.07%
-0.25%
0.49%
9/30/2005
Total

4,820,000
 $4,850,414
0.80%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Purchased
Comparison Security
Comparison Security
Cusip
38821GAG6
165167BM8
280146AA9
Issuer
GRANT PRIDECO INC
CHESAPEAKE ENERGY CORP
EDGEN SPECIALTY PIPE
Underwriters
 BoA, Citigroup, CSFB, DBSI, JP Morgan, Natexis
Bleichroeder
BoA, CSFB, DBSI, Lehman Brothers, UBS
Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRP 6.125% 08/15/2015
CHK 6.625% 01/15/2016
EDGEN 9.875% 2/1/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2005
4/13/2005
1/25/2005
Total amount of offering sold to QIBs
200,000,000
600,000,000
105,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
600,000,000
105,000,000
Public offering price
 $100.00
 $99.07
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.44%
1.63%
3.00%
Rating
Ba2/BB
Ba3/BB-
B3/B-
Current yield
6.13%
6.75%
9.88%
Benchmark vs Spread (basis points)
194 bp
173 bp
611 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
15,000
 $15,000
0.01%
0.63%
0.21%
9/29/2005
Chicago Funds







Scudder High Income Trust
Chicago
85,000
 $85,000
0.04%
0.66%
0.00%
7/14/2005
Scudder High Income Fund
Chicago
795,000
 $795,000
0.40%
0.67%
0.00%
7/14/2005
Scudder Multi-Market Income Trust
Chicago
45,000
 $45,000
0.02%
0.67%
0.00%
7/14/2005
Scudder Strategic Income Fund
Chicago
60,000
 $60,000
0.03%
0.67%
0.00%
7/14/2005
Scudder Strategic Income Trust
Chicago
10,000
 $10,000
0.01%
0.75%
0.00%
7/14/2005
Scudder Total Return Fund
Chicago
65,000
 $65,000
0.03%
0.67%
0.00%
7/14/2005
SVS II High Income Portfolio
Chicago
140,000
 $140,000
0.07%
0.67%
0.00%
7/14/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $15,000
0.01%
0.63%
0.00%
7/14/2005
SVS II Total Return Portfolio
Chicago
20,000
 $20,000
0.01%
0.69%
0.00%
7/14/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
15,000
 $15,000
0.01%
0.63%
0.00%
7/14/2005
New York Funds







Scudder High Income Plus Fund
New York
130,000
 $130,000
0.07%
0.66%
0.00%
7/14/2005
Total

1,395,000
 $1,395,000
0.70%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
413627AT7
45031UATB8
36804PAH9
Issuer
HARRAHS OPERATING CO INC
ISTAR FINANCIAL INC
GATX FINANCIAL CORP
Underwriters
Citigroup, RBS, BoA, Barclays, Bear Stearns, BNP
Paribas, Commerce Bank, DBSI, Goldman Sachs,
JP Morgan, Morgan Stanley, Ramirez & Co, Scotia
Capital, Sumitomo Mitusi, Wells Fargo
Citigroup, Wachovia, Barclays, Key Capital, RBS
Greenwich
Caylon New York, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HET 5.625% 6/1/2015
SFI 6.05% 4/15/2015
GMT 5.7% 4/15/2015
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/19/2005
4/14/2005
4/11/2005
Total amount of offering sold to QIBs
750,000,000
250,000,000
100,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
250,000,000
100,000,000
Public offering price
 $99.25
 $99.72
 $99.67
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.65%
0.65%
Rating
Baa3/BBB-
Baa3/BBB-
Baa3/BBB-
Current yield
5.72%
6.09%
5.74%
Benchmark vs Spread (basis points)
162 bp
177 bp
135 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







SVS II Total Return Portfolio
Chicago
635,000
 $                   630,257
0.08%
1.00%
1.24%
6/30/2005
New York Funds







Scudder Fixed Income Fund
New York
4,600,000
 $                 4,565,638
0.61%
1.00%
1.43%
6/30/2005
Total

5,235,000
 $                 5,195,895
0.70%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
EF0169138
12686CAV1
161175AD6
Issuer
IESY REPOSITORY
CABLEVISION SYSTEMS CORP
CHARTER COMMUNICATIONS
Underwriters
Citigroup, DBSI, JP Morgan
BoA, Bear Stearns, Citigroup, Morgan Stanley,
DBSI, BoNY, Barclays, Dresdner, Mizuho
International, SG Cowen, SunTrust
BoA, Citigroup, CSFB, JP Morgan, ABN Amro,
BoNY, Bank of Montreal, BNP Paribas, Credit
Lyonnais, DBSI, Morgan Stanley, Rabobank,
Royal Bank of Scotland, Scotia Capital, Societe
Generale
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
IESY 10.125% 2/15/2015
CVC 8% 04/15/2012
CHTR 8.375% 4/30/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/11/2005
7/11/2005
4/20/2004
Total amount of offering sold to QIBs
235,000,000
1,000,000,000
671,000,000
Total amount of any concurrent public offering
0
0
0
Total
235,000,000
1,000,000,000
671,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.00%
1.88%
Rating
Caa1/CCC+
B3/B+
B2/B-
Current yield
10.13%
8.00%
8.38%
Benchmark vs Spread (basis points)
689 bp
369 bp
413 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
550,000
 $                   550,000
0.23%
9.02%
0.87%
8/8/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.03%
9.02%
1.13%
8/8/2005
Scudder Strategic Income Fund
Chicago
50,000
 $                     50,000
0.02%
9.91%
0.70%
8/8/2005
Scudder Multi-Market Income Trust
Chicago
50,000
 $                     50,000
0.02%
9.91%
1.27%
8/8/2005
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.02%
9.02%
-0.11%
8/8/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.04%
9.02%
0.99%
8/8/2005
New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.04%
9.02%
1.03%
8/8/2005
Total

950,000
 $                   950,000
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
571748AP7
02635PTB9
459745FQ3
Issuer
MARSH & MCLENNAN
AMERICAN GENERAL FINANCE
INTERNATIONAL LEASE FINANCE CORP
Underwriters
BoA, Citigroup, DBSI, Goldman Sachs, Merrill
Lynch, UBS, ABN Amro, Morgan Stanley, Scotia
Capital, Wells Fargo
BoA, DBSI, HSBC, BNY Capital Markets,
Keybanc Capital Markets, RBC Capital Markets,
Scotia Capital
BNP Paribas, DBSI, HSBC, JP Morgan, Mitsubishi
UFJ Securities, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MMC 5.75% 9/15/2015
AIG 4.875% 7/15/2012
AIG 4.875% 9/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/13/2005
7/6/2005
8/18/2005
Total amount of offering sold to QIBs
750,000,000
700,000,000
600,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
700,000,000
600,000,000
Public offering price
 $99.75
 $99.89
 $99.85
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.40%
0.30%
Rating
Baa2/BBB
A1/A+
A1/AA-
Current yield
5.78%
4.89%
4.91%
Benchmark vs Spread (basis points)
165 bp
80 bp
75 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,845,000
 $1,840,424
0.25%
-0.80%
-0.86%
9/30/2005
Chicago







Scudder Total Return Fund
Chicago
1,565,000
 $1,561,119
0.21%
-0.80%
-0.21%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
815,000
 $812,979
0.11%
-0.80%
-0.76%
9/30/2005
SVS II Total Return Portfolio
Chicago
520,000
 $518,710
0.07%
-0.80%
-0.31%
9/30/2005
Total

4,745,000
 $4,733,232
0.63%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
58446VAC5
25459HAC9
1248EPAD5
Issuer
MEDIACOM BROADBAND LLC
DIRECTV HOLDINGS
CCO HOLDINGS LLC
Underwriters
BoA, Citigroup, CSFB, JP Morgan, Wachovia,
DBSI, Harris Nesbitt
BoA, CSFB
Citigroup, CSFB, BoA, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MCCC 8.5% 10/15/2015
DTV 6.375% 6/15/2015
CHTR 0% 12/15/2010
Is the affiliate a manager or co-manager of offering?
Initial Purchaser
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/16/2005
6/8/2005
12/1/2004
Total amount of offering sold to QIBs
200,000,000
1,000,000,000
550,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
1,000,000,000
550,000,000
Public offering price
 $98.36
 $99.09
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.00%
1.88%
Rating
B2/B
Ba2/BB-
B3/CCC-
Current yield
8.75%
6.50%
0.00%
Benchmark vs Spread (basis points)
454 bp
164 bp
491 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
30,000
 $                     29,508
0.02%
-1.89%
-0.17%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,200,000
 $                 2,163,920
1.10%
-1.89%
-0.46%
9/30/2005
Scudder High Income Trust
Chicago
240,000
 $                   236,064
0.12%
-1.89%
-0.72%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
125,000
 $                   122,950
0.06%
-1.89%
1.68%
9/30/2005
Scudder Strategic Income Fund
Chicago
160,000
 $                   157,376
0.08%
-1.89%
0.14%
9/30/2005
Scudder Strategic Income Trust
Chicago
30,000
 $                     29,508
0.02%
-1.89%
1.70%
9/30/2005
Scudder Total Return Fund
Chicago
160,000
 $                   157,376
0.08%
-1.89%
0.77%
9/30/2005
SVS II High Income Portfolio
Chicago
395,000
 $                   388,522
0.20%
-1.89%
-0.37%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     34,426
0.02%
-1.89%
0.17%
9/30/2005
SVS II Total Return Portfolio
Chicago
55,000
 $                     54,098
0.03%
-1.89%
0.67%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     39,344
0.02%
-1.89%
-0.36%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
365,000
 $                   359,014
0.18%
-1.89%
-0.46%
9/30/2005
Scudder Limited Duration Plus Fund
New York
20,000
 $                     19,672
0.01%
-1.89%
0.48%
9/30/2005
Total

3,855,000
 $                 3,791,778
1.93%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953AT8
552953AQ4
983130AB1
Issuer
MGM MIRAGE INC
MGM MIRAGE INC
WYNN RESORTS LTD
Underwriters
BoA, Citigroup, DBSI, Merrill Lynch
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 6.625% 7/15/2015
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/25/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
375,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public offering
0
0
0
Total
375,000,000
500,000,000
1,300,000,000
Public offering price
 $101.38
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.75%
2.00%
Rating
Ba2/BB
Ba2/BB
B2/B+
Current yield
6.43%
6.63%
6.63%
Benchmark vs Spread (basis points)
226 bp
228 bp
303 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
370,000
 $                   375,088
0.10%
-2.47%
-0.55%
9/30/2005
SVS I Bond Portfolio
Boston
80,000
 $                     81,100
0.02%
-2.47%
-0.43%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
965,000
 $                   978,269
0.26%
-2.47%
-0.95%
9/30/2005
Scudder High Income Trust
Chicago
100,000
 $                   101,375
0.03%
-2.47%
-1.21%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,756
0.01%
-2.47%
1.48%
9/30/2005
Scudder Strategic Income Fund
Chicago
70,000
 $                     70,963
0.02%
-2.47%
-0.14%
9/30/2005
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,206
0.00%
-2.46%
1.49%
9/30/2005
Scudder Total Return Fund
Chicago
315,000
 $                   319,331
0.08%
-2.47%
0.88%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
130,000
 $                   131,788
0.03%
-2.47%
-0.51%
9/30/2005
SVS II High Income Portfolio
Chicago
175,000
 $                   177,406
0.05%
-2.47%
-0.85%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,206
0.00%
-2.46%
-0.09%
9/30/2005
SVS II Total Return Portfolio
Chicago
105,000
 $                   106,444
0.03%
-2.47%
0.85%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
160,000
 $                   162,200
0.04%
-2.47%
-0.72%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   162,200
0.04%
-2.47%
-0.95%
9/30/2005
Scudder Lifecycle Long Range Fund
New York
115,000
 $                   116,581
0.03%
-2.47%
1.33%
9/30/2005
Scudder Lifecycle Mid Range Fund
New York
5,000
 $                       5,069
0.00%
-1.11%
-2.48%
9/16/2005
Scudder Lifecycle Short Range Fund
New York
5,000
 $                       5,069
0.00%
-1.11%
-1.20%
9/16/2005
Scudder Limited Duration Plus Fund
New York
50,000
 $                     50,688
0.01%
-2.47%
0.58%
9/30/2005
Total

2,890,000
 $                 2,929,738
0.77%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
64016AAA3
693522AA2
44701RAF7
Issuer
NELL AF SARL
PQ CORPORATION
HUNTSMAN CORPORATION
Underwriters
CSFB, Merrill Lynch, ABN Amro, Citigroup,
DBSI
CSFB, JP Morgan, UBS
Citigroup, CSFB, DBSI, JP Morgan, UBS, Merrill
Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NELL 8.375% 8/15/2015
PQCOR 7.5% 2/15/2013
HUNTSM 11.5% 7/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2005
2/3/2005
6/15/2004
Total amount of offering sold to QIBs
615,000,000
275,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
615,000,000
275,000,000
300,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.63%
2.25%
Rating
B2/B-
B3/B-
B2/B
Current yield
8.38%
7.50%
11.50%
Benchmark vs Spread (basis points)
408 bp
307 bp
150 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
105,000
 $                   105,000
0.02%
1.75%
0.00%
8/4/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,730,000
 $                 3,730,000
0.61%
1.85%
0.00%
8/4/2005
Scudder High Income Trust
Chicago
385,000
 $                   385,000
0.06%
1.83%
0.00%
8/4/2005
Scudder Multi-Market Income Trust
Chicago
210,000
 $                   210,000
0.03%
1.84%
0.00%
8/4/2005
Scudder Strategic Income Fund
Chicago
280,000
 $                   280,000
0.05%
1.83%
0.00%
8/4/2005
Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%
1.75%
0.00%
8/4/2005
Scudder Total Return Fund
Chicago
250,000
 $                   250,000
0.04%
1.84%
0.00%
8/4/2005
SVS II High Income Portfolio
Chicago
665,000
 $                   665,000
0.11%
1.85%
0.00%
8/4/2005
SVS II Strategic Income Portfolio
Chicago
75,000
 $                     75,000
0.01%
1.87%
0.00%
8/4/2005
SVS II Total Return Portfolio
Chicago
80,000
 $                     80,000
0.01%
1.88%
0.00%
8/4/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
130,000
 $                   130,000
0.02%
1.75%
0.00%
8/4/2005
New York Funds







Scudder High Income Plus Fund
New York
615,000
 $                   615,000
0.10%
1.85%
0.00%
8/4/2005
Scudder Limited Duration Plus Fund
New York
75,000
 $                     75,000
0.01%
1.75%
0.00%
8/4/2005
Total

6,675,000
 $                 6,675,000
1.09%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78442FDQ8
40429CCT7
59018YVQ1
Issuer
SLM CORP
HSBC FINANCE CORP
MERRILL LYNCH & CO
Underwriters
ABN Amro, BoA, Barclays, BNP Paribas, CSFB,
DBSI, Dresdner, Goldman Sachs, HSBC, Lehman
Brothers, Merrill Lynch, Morgan Stanley, RBC
Capital Markets, UBS, Wachovia
HSBC, Barclays, Comerica, National Australia
Bank
Merrill Lynch, Morgan Keegan, Ramirez & Co.
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA Float 3.81% 7/27/2009
HSBC Float 3.96% 7/19/2012
MER Float 3.71% 7/7/2008
Is the affiliate a manager or co-manager of
offering?
Co-Agent
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/26/2005
7/12/2005
6/29/2005
Total amount of offering sold to QIBs
2,000,000,000
750,000,000
700,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
750,000,000
700,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.40%
0.25%
Rating
A2/A
A1/A
Aa3/A+
Current yield
3.81%
3.96%
3.71%
Benchmark vs Spread (basis points)
14 bp
32.5 bp
20 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
1,416,000
 $1,416,000
0.07%
0.10%
0.29%
8/18/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,749,000
 $1,749,000
0.09%
0.13%
-0.76%
8/18/2005
Total

3,165,000
 $3,165,000
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
85771TAD63
15101QAC5
87922RAD4
Issuer
STATS CHIPPAC LTD
CELESTICA
TELCORDIA TECHNOLOGIES
Underwriters
CSFB, DBSI
BoA, Citigroup, DBSI, CIBC Bank, Keybank,
RBC Capital Markets, Scotia Capital, Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
STATSP 7.5% 7/19/2010
CLS 7.625% 7/01/2013
TELCOR 10% 3/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/12/2005
6/16/2005
3/11/2005
Total amount of offering sold to QIBs
150,000,000
250,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
250,000,000
300,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.60%
1.50%
2.75%
Rating
Ba2/BB
B2/B
B3/B-
Current yield
7.50%
7.63%
10.00%
Benchmark vs Spread (basis points)
358 bp
325 bp
694 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
20,000
 $20,000
0.01%
0.69%
0.00%
7/12/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,095,000
 $1,095,000
0.73%
0.69%
0.00%
7/12/2005
Scudder High Income Trust
Chicago
120,000
 $120,000
0.08%
0.69%
0.00%
7/12/2005
Scudder Multi-Market Income Trust
Chicago
60,000
 $60,000
0.04%
0.69%
0.00%
7/12/2005
Scudder Strategic Income Fund
Chicago
80,000
 $80,000
0.05%
0.69%
0.00%
7/12/2005
Scudder Strategic Income Trust
Chicago
15,000
 $15,000
0.01%
0.71%
0.00%
7/12/2005
Scudder Total Return Fund
Chicago
90,000
 $90,000
0.06%
0.69%
0.00%
7/12/2005
SVS II High Income Portolio
Chicago
195,000
 $195,000
0.13%
0.68%
0.00%
7/12/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $15,000
0.01%
0.71%
0.00%
7/12/2005
SVS II Total Return Portfolio
Chicago
30,000
30,000
0.02%
0.69%
0.00%
7/12/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
20,000
 $20,000
0.01%
0.69%
0.00%
7/12/2005
New York Funds







Scudder High Income Plus Fund
New York
180,000
 $180,000
0.12%
0.69%
0.00%
7/12/2005
Scudder Limited Duration Plus Fund
New York
10,000
 $10,000
0.01%
0.75%
0.00%
7/12/2005
Total

1,930,000
 $1,930,000
1.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AG8
87922RAD4
00506TAB1
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
ACTIVANT SOLUTIONS INC
Underwriters
Citigroup, DBSI, Goldman Sachs, JP Morgan,
Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 0% Float 8/15/2013
TELCOR 10% 3/15/2013
COOPCP Float 10% 4/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
3/10/2005
Total amount of offering sold to QIBs
400,000,000
300,000,000
120,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
300,000,000
120,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.75%
Rating
B3/B-
B3/B-
B2/B+
Current yield
0.00%
10.00%
10.00%
Benchmark vs Spread (basis points)
450 bp
589 bp
599 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%
3.25%
-0.15%
8/2/2005
Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $                   570,000
0.14%
3.25%
0.36%
8/2/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.02%
3.25%
0.33%
8/2/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.01%
3.25%
0.31%
8/2/2005
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%
3.25%
0.21%
8/2/2005
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.01%
3.25%
0.54%
8/2/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.03%
3.25%
0.25%
8/2/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
3.25%
0.00%
8/2/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
3.25%
0.53%
8/2/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $                     10,000
0.00%
3.25%
-0.10%
8/2/2005
New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.02%
3.25%
0.36%
8/2/2005
Total

975,000
 $                   975,000
0.24%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AK9
87922RAD4
800907AG2
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
SANMINA SCI CORP
Underwriters
BoA, Citigroup, DBSI, Goldman Sachs, JP
Morgan, Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro, DBSI,
Key Capital, Piper Jaffray, Scotia Capital, Wells
Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 10.25% 8/15/2015
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
1,000,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
300,000,000
400,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.00%
Rating
Caa1/B-
B3/B-
B1/B
Current yield
10.25%
10.00%
6.75%
Benchmark vs Spread (basis points)
600 bp
589 bp
262 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $                   570,000
0.06%
1.25%
-0.10%
9/30/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.01%
1.25%
-0.74%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.00%
1.25%
2.36%
9/30/2005
Scudder Strategic Income Fund
Chicago
45,000
 $                     45,000
0.00%
1.25%
0.77%
9/30/2005
Scudder Strategic Income Trust
Chicago
10,000
 $                     10,000
0.00%
1.25%
2.43%
9/30/2005
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.00%
1.25%
-0.11%
9/30/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.01%
1.25%
0.00%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
1.25%
0.70%
9/30/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
1.25%
-0.09%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
95,000
 $                     95,000
0.01%
1.25%
-0.10%
9/30/2005
Total

975,000
 $                   975,000
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AF0
87922RAD4
800907AG2
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, JP Morgan
Securities, Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro, DBSI,
Key Capital Markets, Piper Jaffray, Scotia Capital,
Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 9.125%  8/15/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
1,600,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,600,000,000
300,000,000
400,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.00%
Rating
B3/B-
B3/B-
B1/B
Current yield
9.13%
10.00%
6.75%
Benchmark vs Spread (basis points)
494 bp
589 bp
262 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%
4.00%
0.00%
7/29/2005
Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $                   570,000
0.04%
4.00%
0.36%
7/29/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.00%
4.00%
0.33%
7/29/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.00%
4.00%
0.31%
7/29/2005
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.00%
4.00%
0.21%
7/29/2005
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.00%
4.00%
-0.11%
7/29/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.01%
4.00%
0.25%
7/29/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
4.00%
0.09%
7/29/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
4.00%
-0.09%
7/29/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $                     10,000
0.00%
4.00%
0.05%
7/29/2005
New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.01%
4.00%
0.36%
7/29/2005
Total

975,000
 $                   975,000
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
9297664T7
64352VMA6
02660TET6
Issuer
WACHOVIA BANK COMMERCIAL
MORTGAGE TRUST
NEW CENTURY HOME EQUITY LOAN
TRUST
AMERICAN HOME MORTGAGE
INVESTMENT TRUST
Underwriters
Wachovia, DSBI, Goldman Sachs, Merrill Lynch,
Nomura
BoA, Countrywide Securities, Bear Stearns,
Northeast Securities
Lehman Brothers, Bear Stearns, UBS, RBS
Greenwich Capital, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WBMCT 2005-C20 AMFX 5.179% 7/15/2042
NHCET 1005-A A6 4.594% 8/25/2035
AHM 2005-2 5A3 5.077% 9/25/2035
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
6/16/2005
6/22/2005
Total amount of offering sold to QIBs
266,384,000
88,386,000
243,690,000
Total amount of any concurrent public offering
0
0
0
Total
266,384,000
88,386,000
243,690,000
Public offering price
 $100.50
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.18%
0.15%
Rating
AAA/AAA
AAA/AAA
Aaa/AAA
Current yield
5.14%
4.59%
5.08%
Benchmark vs Spread (basis points)
32 bp
60 bp
85 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
6,855,000
 $                 6,888,973
2.57%
-0.06%
0.21%
9/30/2005
SVS I Bond Portfolio
Boston
1,550,000
 $                 1,557,682
0.58%
-0.06%
0.29%
9/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
5,620,000
 $                 5,647,853
2.11%
-0.06%
-0.11%
9/30/2005
SVS II Total Return Portfolio
Chicago
1,890,000
 $                 1,899,367
0.71%
-0.06%
-0.18%
9/30/2005
New York Funds







Scudder Fixed Income Fund
New York
12,020,000
 $               12,079,571
4.51%
-0.06%
0.41%
9/30/2005
Total

27,935,000
 $               28,073,446
10.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96949VAJ2
638588AD5
640096AA1
Issuer
WILLIAM SCOTSMAN
NATIONSRENT INC
NEFF RENTAL
Underwriters
BoA, Citigroup, DBSI, Lehman Brothers, CIBC
Oppenheimer
Jefferies
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SCOTS 8.5% 10/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CIBC Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/20/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
350,000,000
150,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
350,000,000
150,000,000
245,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B3/B
Caa1/B-
Caa1/B-
Current yield
8.50%
9.50%
11.25%
Benchmark vs Spread (basis points)
425 bp
429 bp
573 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%
1.25%
-0.40%
9/30/2005
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
1.25%
-0.43%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
5,510,000
 $                 5,510,000
1.57%
1.25%
-0.23%
9/30/2005
Scudder High Income Trust
Chicago
590,000
 $                   590,000
0.17%
1.25%
-0.34%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
310,000
 $                   310,000
0.09%
1.25%
0.41%
9/30/2005
Scudder Strategic Income Fund
Chicago
400,000
 $                   400,000
0.11%
1.25%
-0.34%
9/30/2005
Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.02%
1.25%
0.42%
9/30/2005
Scudder Total Return Fund
Chicago
415,000
 $                   415,000
0.12%
1.25%
0.33%
9/30/2005
SVS II High Income Portfolio
Chicago
980,000
 $                   980,000
0.28%
1.25%
-0.12%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
90,000
 $                     90,000
0.03%
1.25%
-0.35%
9/30/2005
SVS II Total Return Portfolio
Chicago
140,000
 $                   140,000
0.04%
1.25%
0.31%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
100,000
 $                   100,000
0.03%
1.25%
-0.36%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
915,000
 $                   915,000
0.26%
1.25%
-0.23%
9/30/2005
Scudder Limited Duration Plus Fund
New York
45,000
 $                     45,000
0.01%
1.25%
-0.04%
9/30/2005
Total

9,660,000
 $                 9,660,000
2.76%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00506TAE5
867363AG8
00506TAB1
Issuer
ACTIVANT SOLUTIONS INC
SUNGARD DATA SYSTEMS INC
ACTIVANT SOLUTIONS INC
Underwriters
DBSI, JP Morgan
Citigroup, DBSI, Goldman Sachs, JP Morgan,
Morgan Stanley
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COOPCP FRN 4/1/2010
SDS FRN 8/15/2013
COOPCP FRN 4/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
Goldman Sachs
JP Morgan
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/6/2005
7/27/2005
3/10/2005
Total amount of offering sold to QIBs
145,000,000
400,000,000
120,000,000
Total amount of any concurrent public offering
0
0
0
Total
145,000,000
400,000,000
120,000,000
Public offering price
 $100.00
 $100.00
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
2.75%
Rating
B2e, B+
B3/B-
B2/B+
Current yield
10.05%
8.52%
10.05%
Benchmark vs Spread (basis points)
600 bp
360 bp
103 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
300,000
 $                   300,000
0.21%



Scudder High Income Trust
Chicago
30,000
 $                     30,000
0.02%



Scudder Multi-Market Income Trust
Chicago
15,000
 $                     15,000
0.01%



Scudder Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%



Scudder Total Return Fund
Chicago
20,000
 $                     20,000
0.01%



SVS II High Income Portfolio
Chicago
55,000
 $                     55,000
0.04%



New York Funds







Scudder High Income Plus Fund
New York
50,000
 $                     50,000
0.03%



Total

490,000
 $                   490,000
0.34%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
245085AA3
23326LAA0
171340AD4
Issuer
DEL LABORATORIES
DEL LABORATORIES
CHURCH & DWIGHT CO INC
Underwriters
Bear Stearns, JP Morgan, DBSI
Bear Stearns, JP Morgan, DBSI
Citigroup, JP Morgan, Mitsubishi Securities,
Natcity Investments, PNC Capital Markets, Scotia
Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DLI FRN 11/1/2011
DLI 8% 2/1/2012
CHD 6% 12/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2005
1/19/2005
12/15/2004
Total amount of offering sold to QIBs
185,000,000
175,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
185,000,000
175,000,000
250,000,000
Public offering price
 $100.00
 $99.34
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
1.75%
Rating
B2/B
Caa2/CCC+
Ba3/BB-
Current yield
9.23%
8.13%
6.00%
Benchmark vs Spread (basis points)
500 bp
844 bp
149 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
3,895,000
 $                 3,895,000
2.11%



Scudder High Income Trust
Chicago
425,000
 $                   425,000
0.23%



Scudder Multi-Market Income Trust
Chicago
225,000
 $                   225,000
0.12%



Scudder Strategic Income Fund
Chicago
290,000
 $                   290,000
0.16%



Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.03%



Scudder Total Return Fund
Chicago
315,000
 $                   315,000
0.17%



SVS II High Income Portfolio
Chicago
650,000
 $                   650,000
0.35%



SVS II Strategic Income Portfolio
Chicago
65,000
 $                     65,000
0.04%



SVS II Total Return Portfolio
Chicago
105,000
 $                   105,000
0.06%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
60,000
 $                     60,000
0.03%



New York Funds







Scudder High Income Plus Fund
New York
660,000
 $                   660,000
0.36%



Scudder Limited Duration Plus Fund
New York
35,000
 $                     35,000




Total

6,805,000
 $                 6,805,000
3.66%